Government Grant	12 Months Ended
Jun. 30, 2021
Government Grants [Abstract]
Government Grant	Government Grant

Accounting Policy

The Company recognizes government grants when there is reasonable assurance that it will comply with the conditions required to qualify for the grant, and that the grant will be received. Government grants related to income are recognized as other gains (losses) in the statement of comprehensive loss while government grants related to assets, including non-monetary grants at fair value, are recognized as a reduction of the related asset’s carrying amount.

In April 2020, the Government of Canada announced the Canada Emergency Wage Subsidy (“CEWS”) program. CEWS provides a wage subsidy on eligible remuneration, subject to limits per employee, to eligible employers based on certain criteria, including the demonstration of revenue declines. The Company has determined that it has qualified for this subsidy and applied for CEWS. For the year ended June 30, 2021, the Company has recognized $31.9 million (June 30, 2020 - nil) in government grant income within other gains (losses) in the statement of comprehensive loss. Estimation uncertainty arises when interpreting certain definitions as prescribed by CEWS. As such, of the $36.2 million (June 30, 2020 - nil) cash received from CEWS, $10.9 million is recognized as other current liabilities on the statement of financial position.

Subsequent to June 30, 2021, the Company received an additional $1.3 million cash from CEWS.

During the year ended June 30, 2021, the Company received a $3.6 million government grant related to the installation of a heat and power system which reduced electricity consumption from a city power grid. The grant was recognized against the asset and reduced the carrying value by $3.6 million (Note 11).